NextEra Energy and Hawaiian Electric Industries to Combine Achieving a More Affordable Clean Energy Future For Hawaii Hawaiian Electric Industries Announces Plan to Spin off ASB Hawaii into an Independent Publicly Traded Company December 3, 2014

Forward Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward- looking statements, whether as a result of new information, future events or otherwise. 2

Additional Information for Shareholders ADDITIONAL INFORMATION AND WHERE TO FIND IT This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investors.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com. PARTICIPANTS IN THE MERGER SOLICITATION NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the SEC on April 4, 2014. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014. Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from NEE and HEI using the contact information above. 3

Transaction Overview Jim Robo Chairman & Chief Executive Officer NextEra Energy, Inc. Benefits to HEI Stakeholders Connie Lau President & Chief Executive Officer Hawaiian Electric Industries, Inc. Chairman of Hawaiian Electric Company and Chairman of American Savings Bank Participants 4 American Savings Bank Overview Richard Wacker President & Chief Executive Officer American Savings Bank Closing Remarks Jim Robo Chairman & Chief Executive Officer NextEra Energy, Inc.

TRANSACTION OVERVIEW 5 JIM ROBO

Transformational Opportunity

- Hawaiian Electric Industries, Inc. (HEI) to combine with NextEra Energy
  - Expands NextEra Energy regulated utility operations and provides additional opportunities to deploy core operational and investment capabilities
  - Opportunity to strengthen and accelerate Hawaiian Electric Companies' (Hawaiian Electric, Maui Electric and Hawaii Electric Light) clean energy transformation
  - Expected to be neutral to earnings in the first full year and accretive thereafter
  - Will be financed to preserve NextEra Energy's strong investment grade credit ratings
- HEI to spin off ASB Hawaii, parent company of American Savings Bank (ASB) to HEI's shareholders
  - Positions ASB for success as a focused, independent "pure-play" company
- Combined value of approximately $33.50 per HEI share
  - Together with the assumption of $1.7 billion in HEI consolidated debt[1], but excluding ASB, this equates to an approximately $4.3 billion transaction for NextEra Energy
- Transaction will provide significant benefits for HEI stakeholders

1) Data as of 9/30/2014

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Transaction At A Glance

Transaction Considerations	• HEI shareholders to receive NextEra Energy common stock, shares in ASB, and a one-time cash dividend • Stock components expected to be tax free to HEI shareholders

Total Value to HEI Shareholders	• **Total value to HEI shareholders of approximately $33.50 per share representing an approximately 21% premium to HEI's 20-day volume-weighted average price through December 2, 2014**
	  • $25.00 per share in NextEra Energy common stock, based on a fixed exchange ratio of 0.2413 and NextEra Energy volume-weighted average stock price for the 20 trading days ended Dec. 2, 2014
	  • $0.50 per share HEI special cash dividend
	  • $8.00[1] per share current estimated value of ASB
	• **New ASB shareholders to receive additional value through ASB tax basis step-up (estimated value over time of up to $1.60 per share)**

Structure	• Hawaiian Electric name to continue and HQ to remain in Honolulu • Hawaiian Electric would become NextEra Energy's third principal business, alongside Florida Power & Light Company and NextEra Energy Resources, LLC • ASB Hawaii to be independent publicly traded company, contingent on closing of NextEra Energy-HEI transaction
Approvals	• Transaction approvals required include HEI shareholder vote and regulatory approvals / clearances (Hawaii Public Utilities Commission, Federal Energy Regulatory Commission and federal banking regulators, and SEC registration and Hart-Scott-Rodino anti-trust clearances)
Timeframe	• Expected to close within approximately 12 months

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1) Median of six equity research analyst estimates as of 12/02/2014; excludes benefits of Durbin recapture (see page 27)

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Hawaiian Electric to be Integral Member of NextEra Energy Family 8 • One of the largest U.S. electric utilities • 4.7 million customer accounts • 25,586 MW in operation Current • $45.9 billion market capitalization • 44,257 MW in operation (2) • $72 billion in total assets • U.S. leader in renewable generation • Assets primarily in 25 states and Canada • 18,671 MW in operation (2) Engineering & Construction Supply Chain Generation Operations Pro Forma • $48.5 billion market capitalization • 46,044 MW in operation • $78 billion in total assets (3) 1) As of December 2, 2014; Source: FactSet 2) Includes NextEra Energy’s ownership share of NEP’s portfolio 3) Includes estimated goodwill Note: All other data as of September 30, 2014 • Leader in renewable integration • ~450,000 customers • 1,787 MW in operation (1)

Compelling Strategic Rationale

Hawaiian Electric Builds Upon NextEra Energy's Core Strategy	• Hawaiian Electric furthers NextEra Energy's strategy of building around its core strengths and taking advantage of unique market opportunities to become the largest – and best – clean energy company in North America

NextEra Energy's Strengths Accelerate Hawaiian Electric's Clean Energy Transformation

Hawaiian Electric's Goals		NextEra Energy's Strengths
• Achieve Industry Leading Levels of Renewables	▶	• North American Leader in Clean Energy Generation
• Transition to Cleaner Fuel Sources including LNG and renewables	▶	• Proven Track Record of Reducing Oil Dependence, Improving Fuel Efficiency and Lowering Emissions
• Modernize T&D Grid	▶	• Industry Leading Operational Performance
• More Affordable Clean Energy Future	▶	• Operational Excellence has Supported Low Customer Bills
• Goals Will Require Extensive Capital Infusion	▶	• Strong Balance Sheet and Experience Executing Large Capital Projects

Benefits from American Savings Bank Spinoff

- After spinoff as an independent company, American Savings Bank becomes a "pure-play" with singular focus on Hawaii banking market strategies and priorities
- American Savings Bank profitability improves with exemption from fee income limits under banking regulations (Durbin Amendment)

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North American Leader in Clean Energy Generation 10 Top U.S. Wind Developers/Owners (MW) (1) 10,210 5,443 3,758 3,428 2,724 0 2,000 4,000 6,000 8,000 10,000 12,000 NEE Company A Company B Company C Company D NextEra Energy Solar Generation (MW) 263 308 794 525 520 2010 2012 2014E Under Construction Operational 833 1,314 Top 50 U.S. Power Producers’ CO2 Emissions Rate (Lbs/MWh) (2) 0 500 1,000 1,500 2,000 2,500 NEE NextEra Energy’s expertise and resources can help Hawaiian Electric achieve its 65% renewables target by 2030 1) As of December 31, 2013. NEE Includes 367.5 MW of wind in Canada. Source: American Wind Energy Association for competitor megawatts. 2) MJ Bradley & Associates 2014 report “Benchmarking the Largest 100 Electric Power Producers in the U.S.”

41.4 0.3 2001 2013 - 10 20 30 40 50 Proven Track Record of Reducing Oil Dependence, Improving Fuel Efficiency and Lowering Emissions 11 Since 2001, FPL has reduced its reliance on imported oil by over 99% and improved fuel efficiency by 20%, saving customers over $6.8 billion M illi o n s o f B a rr el s 10.4 9.0 2001 2013 - 10 20 30 40 50 M illi o n s o f B a rr el s

Industry Leading Operational Performance 12 NextEra Energy’s focus on efficiency has driven best-in-class cost performance to the benefit of its customers $10.00 $100.00 1,000,000 10,000,000 100,000,000 1,000,000,000 $/Retail MWh(1) Adjusted Regressed Top Quartile Top Decile 2013 Operational Cost Effectiveness 1) FERC Form 1, 2013. Operating Costs defined as non-fuel O&M. Excludes pensions and other employee benefits. Holding companies with >100,000 customers. Excludes companies with no utility owned generation. FPL 2013 = $15.19/MWh Good Log/Log Retail MWh

13 • Florida Power & Light Company (FPL), one of NextEra Energy’s principal subsidiaries, is one of the nation’s largest and most well-respected electric utilities • Typical residential customer electric bills are the lowest in the State of Florida for the fifth consecutive year and approximately 25% below the national average • Since 2001, FPL has reduced its reliance on imported oil by more than 99 percent, improved its overall fuel efficiency by 20 percent and saved its customers more than $6.8 billion in fuel costs • FPL’s customer value proposition is enhanced by deploying capital productively to reduce fuel and operating costs • FPL also has developed, built and operates one of the nation’s most modern grid networks and offers the highest reliability among Florida’s investor-owned utilities, ranking in the top quartile nationally, with more than 99.98 percent reliability Operational Excellence Has Supported Low Customer Bills

Strong Balance Sheet and Experience Executing Large Capital Projects • Strong Investment grade credit ratings • Robust access to capital – Approximately $7 billion of capital raised by NextEra Energy per year since 2011 • Experience executing large capital projects – 95 major projects totaling over $24 billion completed by NextEra Energy since 2003, overall on time and under budget 14 Corporate Ratings: NextEra Energy Hawaiian Electric Standard & Poor’s A- BBB- Moody’s Baa1 Baa1 Fitch A- BBB+ Stakeholders expected to benefit from more efficient access to capital

Adjusted Earnings Per Share $1.20 $1.30 $1.42 $1.50 $1.64 $1.78 $1.89 $2.00 $2.20 $2.40 $2.64 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 $2.48 $2.49 $2.63 $3.04 $3.49 $3.84 $4.05 $4.30 $4.39 $4.57 $4.97 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 Dividends Per Share Total Shareholder Return ■ NEE ■ S&P 500 Utility Index ■ S&P 500 One Year Three Year Five Year Ten Year NextEra Energy’s Strong Track Record of Shareholder Value Creation 15 (1) (2) 1) See non-GAAP reconciliation in Appendix. 2) Source: Factset, including dividend reinvestment as of 9/30/2014

Key Approvals / Clearances • HEI shareholders • Hawaii Public Utilities Commission • Federal Energy Regulatory Commission • Federal banking regulators • SEC registration process • Hart-Scott-Rodino 16 We expect the transaction to close within approximately 12 months

17 CONNIE LAU BENEFITS TO HEI STAKEHOLDERS

Two Strong and Distinct Companies for Hawaii 18 • Transformational opportunity for Hawaiian Electric, customers, communities and shareholders • Hawaiian Electric gains a partner who can provide additional financial resources and expertise to invest in and significantly accelerate the actions we’re taking to: – Strengthen Hawaii’s energy infrastructure; – Meet bold clean energy goals; – Lower customer bills; and – Continue active support of local communities • Ability to establish American Savings Bank as an independent public company reflects strength of American Savings Bank’s business, strong market position and talented team of employees • As an independent company, American Savings Bank will continue to benefit from history of high performance, conservative risk management and solid profitability Stakeholders benefit from upside potential of a stronger combined utility platform as well as the future growth of a “pure-play” American Savings Bank

Creating Significant Value for HEI Shareholders

Attractive Premium and Valuation Multiples

Per share values (except as noted)	Based on implied value received for Hawaiian Electric + HoldCo by HEI shareholders
Total value (including $8 estimated bank value)[1]	**$33.50**
Implied premium to 20-day VWAP[2]	*21%*
Merger consideration[3]	$25.00
HEI special dividend	0.50
Total value for Hawaiian Electric + HoldCo	**$25.50**
2014E P/E multiple[4]	*22.4x*
Memo: Estimated additional potential value to new ASB shareholders over time through ASB tax basis step-up	Up to $1.60

Overall total estimated transaction value is ~$5.1 billion[5]

1) Calculated based on median of six equity research analyst estimates as of 12/02/2014
2) Premium excludes benefits of Durbin recapture (see page 27) and tax basis step up (estimated value of up to $ 1.60 per share over time)
3) Based on exchange ratio of 0.2413
4) Based upon the midpoint of management's EPS guidance ranges as of November 6, 2014 for Hawaiian Electric of $1.30 to $1.33 and for the holding company and other segment net loss estimated at ~$0.17 to $0.18
5) Represents $33.50 per share multiplied by approximately 103.5 million shares, plus the assumption of approximately $1.7 billion of HEI debt. Excludes Durbin recapture and bank tax basis step-up

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HEI Shareholders to Receive Special Cash Dividend

- Provides upfront payment to offset potential near-term dividend differential

Pro forma dividend accretion / (dilution):
Assumes transaction close in Q4 2015 (1 year after announcement) and 0.2413 exchange ratio[1]


HEI dividend per share
Illustrative pro forma dividends per HEI share
NextEra Energy[1]
American Savings Bank (assumes 35% dividend payout)[2]
Special cash dividend (at transaction close)
$1.24
$1.50
$0.50
$0.21
$0.79
2016
NextEra Energy and American Savings Bank both expected to have attractive, growing dividends over time, versus HEI's dividend, which has been the same for 17 years

Dividend acc/(dil) - $	$0.26
Dividend acc/(dil) - %	21.0%
Illustrative break-even dividend vs. current HEI - $ million	**($27 million)**

Source: Equity research, FactSet and I/B/E/S; Note: Market data as of 12/02/2014; Per share amounts based on fully diluted shares of 103.5 million

1) Assumes 0.2413 exchange ratio; NextEra Energy EPS and DPS based on I/B/E/S consensus median estimates
2) American Savings Bank EPS based on equity research; includes $0.06 after-tax Durbin recapture benefit per share (based on past income); dividend payout of 35% reflects the midpoint of 30%-40% payout range

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Ensuring Customer Interests are Protected Hawaiian Electric • Hawaiian Electric filed plans with the Hawaii Public Utilities Commission that seek to: – Enhance Hawaii’s energy future by lowering electric bills – Give customers more service options – Triple the amount of distributed solar – Achieve nation’s most ambitious levels of renewable energy by 2030 – Transition to using LNG to reduce oil dependence • NextEra Energy is supportive of Hawaiian Electric’s goals • In the long term, the combined utility can do more to reduce customer bills – FPL’s typical residential customer bills are the lowest in the State of Florida – FPL’s customer value proposition is enhanced by deploying capital productively to reduce fuel and operating costs American Savings Bank • American Savings Bank will continue bank operations as usual, and bank customers should experience a seamless transition post spinoff 21 The combination is intended to deliver substantial benefits to customers

Maintaining Commitment to Hawaii and Local Communities Hawaiian Electric • Hawaiian Electric Company name to continue • Headquarters to remain in Honolulu, Hawaii • Hawaiian Electric will be NextEra Energy’s third principal business reporting directly to the NextEra Energy Chairman and CEO • NextEra Energy plans to establish a local Hawaiian Electric advisory board which will provide input on matters of local and community interest • NextEra Energy has committed to maintain overall current level of corporate giving in communities American Savings Bank • As an independent company, the bank will be stronger and even more focused on serving its customers and broader community 22

Greater Opportunities for Employees Hawaiian Electric • No involuntary workforce reductions for at least two years after close • For at least two years after the close, compensation and benefits for active non-union employees will be comparable to those in place before closing • All of Hawaiian Electric’s union labor agreements will be honored • Greater opportunities for Hawaiian Electric employees in the NextEra Energy family American Savings Bank • American Savings Bank employees will benefit from being a part of a more focused, independent “pure-play” company 23

Great Opportunity for All Stakeholders • Bringing together two industry leaders in clean and renewable energy that share common vision and goals • Provides additional financial resources and considerable expertise to invest in and significantly accelerate utility’s actions to: – Strengthen Hawaii’s energy infrastructure – Meet bold clean energy goals – Lower customer bills – Continue active support of local communities • Unlocks untapped potential value in American Savings Bank 24 Transaction is expected to drive substantial benefits for shareholders, customers, employees, and the local community

Overview of the Bank Separation 25 Company Benefits to Hawaiian Electric Industries Shareholders • Spinoff Company: ASB Hawaii, Inc., parent company of American Savings Bank, FSB. • Remaining Company: Hawaiian Electric Industries, Inc. • Midpoint of recent analysts estimates – $8.00¹ • Additional value creation from the separation: – Higher fee income from Durbin recapture – Tax basis step-up – Enhanced capital management flexibility Transaction • Spinoff of ASB Hawaii to current HEI shareholders on a pro rata basis • Spinoff is expected to be tax free to shareholders • Corporate tax liability to be absorbed by NextEra Energy Exchange Details • To be determined during the preparation of the spinoff Timing & Approvals • Subject to customary conditions and bank regulatory approval • Contingent upon, and immediately prior to, NextEra Energy – HEI combination • Expected closing within approximately 12 months 1) Calculated based on median of six equity research analyst estimates as of 12/02/2014. Actual value will fluctuate and will depend on market value of the shares of American Savings Holdings at the time of the proposed spinoff and thereafter.

ESTABLISHING AMERICAN SAVINGS BANK AS AN INDEPENDENT PUBLIC COMPANY 26 RICHARD WACKER

Bank Spinoff Unlocks Value for HEI Shareholders

- Durbin recapture
  - Prior to July 1, 2013, ASB was exempt from regulatory caps on debit card interchange income under the Durbin Amendment to the Dodd-Frank Act and earned approximately $6 million (after-tax) higher fee income
  - After the spinoff, with consolidated assets below $10 billion, ASB will regain the exemption and recapture the higher fee income levels
- Step-up in ASB tax basis
  - Enhances tangible book value through recognition of a deferred tax asset (DTA) estimated at $165 million ($1.60 per share)[1]
  - Enhances capital ratios as the DTA is progressively recognized in regulatory capital over time. Estimated ~$60 million increase in Tier 1 capital[2] on Day 1
- Dividend payout – ASB will target 30% - 40% dividend payout ratio, subject to regulatory approval, which should enable strong capital position given ASB's current dividend payout to HEI of approximately 70%
- Increased capital management flexibility provides lever to boost EPS growth through share repurchases and balance sheet growth
- New flexibility to pursue attractive strategic opportunities

1) Estimated tax liability of $1.60/share based on $8.00/share bank value
2) Estimated based on the recognition of deferred tax assets in Common Equity Tier 1 under Basel III at a maximum of 10% of Common Equity Tier 1

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Investment Highlights 28 Well-positioned within attractive Hawaiian markets Strong and experienced management team Profitable and diversified business model Disciplined credit and risk management culture Strong balance sheet and liquidity position

Well-Positioned Within Attractive Hawaiian Markets

Business Overview

- One of the state's leading residential, commercial and commercial real estate lenders
- Headquartered in Honolulu; operating in Hawaii for over 85 years; acquired by HEI in 1988 in diversification effort
- 56 traditional and in-store bank branches
  - Oahu (39)
  - Maui (7) and Molokai (1)
  - Big Island (5)
  - Kauai (4)

Financial highlights

Balance sheet

($ million)	3Q14
Total assets	$5,442
Total loans	4,338
Total deposits	4,534
Equity	538
Tangible common equity	455

Profitability

(%)	3Q14
ROAA	0.98%
ROAE	9.9%
Net interest margin	3.62%
Efficiency ratio	65.3%

American Savings Bank Position in HI Markets

Loans and Leases | *Deposits*


3rd by Loan Share
Others 7%
CPB 11%
FHB 39%
ASB 17%
BoH 26%
3rd by Deposit Share
Others 7%
CPB 11%
FHB 37%
ASB 13%
BoH 32%

Share of All Loans and Leases
% Outstanding Balance By Bank–Q3 2014
100% = $25.4 billion

Share of Deposits
% Balance by Bank–Q3 2014
100% = $36.4 billion

Outlook for continued improvement in Hawaii's economy

Year-over-year percent change unless noted	2013	2014	2015
Real state GDP	1.9	2.9	3.5
Real personal income	0.6	2.8	2.8
Unemployment (%)	4.8	4.4	4.1
Non-farm payroll jobs	2.1	1.4	1.4
Visitor arrivals[1]	1.7	1.2	1.9

Source: UHERO Oct 24, 2014 report
1) Represents visitor arrivals by air

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Strong and Experienced Management Team

Select Executives

Richard Wacker *President & CEO* *(4 years at ASB)*	▪ President and CEO of American Savings Bank since 2010 ▪ Previously Chairman and CEO of Korea Exchange Bank (KEB), where he led the turnaround of the major Korean commercial bank with $80 billion in assets and operating in 22 countries. ▪ Enjoyed a 20 year career at GE and GE Capital (GE officer) with senior positions in the U.S. and Europe
Heather Schwarm *Executive VP & CFO* *(6 years at ASB)*	▪ Executive VP and CFO of ASB since 2012, after her previous roles as Senior VP, Director of Financial Planning and Analysis, and Treasurer ▪ 19 years of credit and risk management experience, which includes positions at GE Capital, Wells Fargo and Citi
Elizabeth Whitehead *Executive VP & CAO* *(6 years at ASB)*	▪ Joined ASB in 2008 from First Horizon National, where she served as Deputy General Counsel ▪ Previously served as General Counsel of National Commerce Financial ▪ 20 years of banking experience
Gabriel Lee *Exec. VP - Commercial* *(16 years at ASB)*	▪ Joined ASB in 1998 to build commercial lending business ▪ 30+ years Commercial Banking experience in the State of Hawaii with various financial institutions, including First Hawaiian Bank and Bank of Hawaii ▪ Active leader in community organizations, including Hawaii Chamber of Commerce
Terence Yeh *Chief Credit Officer* *(16 years at ASB)*	▪ Joined ASB in 1998 in commercial lending. Appointed Chief Credit Officer in 2009. ▪ Previously served for 10 years in corporate and business banking roles at Bank of Hawai'I ▪ Has served on the Board of HEDCO (Hawaii Economic Development Corp.) since 2011
Thomas Bowers *Exec. VP – Marketing* *(2 years at ASB)*	▪ Joined ASB in 2012 to lead the bank's Marketing and Business Development efforts ▪ Retired from McKinsey & Company, Inc. after 25 year career, including serving as Head of Financial Institutions Asia Pacific practice for 7 years. Served as Senior Partner and Global Co-Head of Enterprise Risk Management practice

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Disciplined Risk Management Culture, Strong Balance Sheet, Liquidity and Capital 31 1.33% 1.20% 1.12% 1.05% 0.88% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3Q13 4Q13 1Q14 2Q14 3Q14 American Savings Bank Loans Peers¹ High Performing Peers² NPAs / loans + OREO (%) 1-4 family 66% CRE 10% C&I 17% C&D 3% Multi- family 1% Other 4% Total gross loans: $4,338mm as of Q3 2014 American Savings Bank loan composition Source for peer data: SNL Financial 1) Median for peer group based on publicly traded banks and thrifts between $3.5 billion and $8 billion in total assets 2) Median for peer group of 13 high performing banks Balance Sheet (9/30/14 - %) 3Q14 Average: Yield on earning assets: 3.84% Cost of funds: 0.23% Capital Ratios (9/30/14 - %) 8.5% 9.1% 11.5% 11.5% 12.6% TCE / TA Leverage Ratio Tier 1 Common Tier 1 Risk- Based Total Risk- Based Loans 79% Core deposits 75% Investment Securities 11% Other 10% Certificates of Deposit 8% Other Liab. 7% Equity 10% Non-performing assets ratio

~ 0.95 – 1.00% 0.98% 0.98% 1.02% 1.23% Target ASB 3Q14 ASB YTD 25.1% 24.4% 23.0% 21.8% ASB 3Q14 ASB YTD Return on Assets (%) Peers YTD Peers YTD American Savings Bank Target American Savings Bank QTD Annualized American Savings Bank YTD Annualized Peers¹ High Performing Peers² Fee Income (%) Profitable and Diversified Business Model 32 Source for peer data: SNL Financial 1) Median for peer group based on publicly traded banks and thrifts between $3.5 billion and $8 billion in total assets 2) Median for peer group of 13 high performing banks; Note: Quarterly and year-to-date information is annualized Durbin Recapture +~10bps Before Durbin Recapture

CLOSING REMARKS 33 JIM ROBO

Transformational Opportunity • NextEra Energy to expand regulated utility operations and further deploy and leverage core operational and investment capabilities • Hawaiian Electric to deepen and accelerate its clean energy transformation • American Savings Bank positioned for success as a focused, independent “pure-play” • HEI shareholders to secure an attractive overall valuation for their two businesses, plus ongoing participation in their potential for upside and growth • Expected to be neutral to EPS for NextEra Energy shareholders in the first full year post-close and accretive thereafter • Hawaii to benefit from the introduction of NextEra Energy’s strengths in the state’s strategically important energy sector 34

QUESTIONS & ANSWERS 35

APPENDIX 36

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Earnings Per Share (assuming dilution) $2.53 $2.48 $2.34 $3.23 $3.27 $4.07 $3.97 $4.74 $4.59 $4.56 $4.47 Adjustments: Net unrealized mark-to-market losses (gains) associated with non-qualifying hedges (0.06) 0.01 0.29 (0.23) 0.21 (0.42) 0.05 (0.43) (0.45) 0.08 0.13 Loss (income) from other than temporary impairment losses, net 0.01 0.19 0.03 (0.01) 0.01 (0.07) Cumulative effect of change in accounting principle, net 0.01 Merger-related expenses 0.04 Loss on sale of natural gas- fired generating assets 0.24 Gain from discontinued operations (Hydro) (0.54) Loss (gain) associated with Maine fossil 0.10 Impairment charge and valuation allowance 0.80 Operating loss of Spain solar projects 0.01 Adjusted Earnings Per Share $2.48 $2.49 $2.63 $3.04 $3.49 $3.84 $4.05 $4.30 $4.39 $4.57 $4.97 NextEra Energy, Inc. Reconciliation of Adjusted Earnings Per Share to Earnings Per Share NextEra Energy, Inc. Reconciliation of Adjusted Earnings Per Share to Earnings Per Share